                                                                  EXHIBIT 10.85




                              AMENDED AND RESTATED
                           GREENFIELD INDUSTRIES, INC.
                           EMPLOYEE STOCK OPTION PLAN


                                   ARTICLE I
                                  INTRODUCTION

1.   Adoption and Purpose.
     ---------------------

     a. Greenfield Industries, Inc., a Delaware corporation (the "Company"), hereby adopts this Greenfield Industries, Inc. Employee Stock Option Plan (the "Plan"), dated July 1, 1993 and reserves from the authorized but unissued shares of its Common Stock, par value $0.01 per share (the "Common Stock"), a total of 2,000,000 shares (the number of such shares being subject to adjustment as provided in Article III hereof) for issuance pursuant to the Plan, all on the terms set forth in the Plan.

     b. The purpose of the Plan is to provide selected key employees of the Company, key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, upon whose efforts the Company is dependent for the successful conduct of its business, an opportunity to obtain a proprietary interest in the Company, to increase such proprietary interest, or to benefit from the appreciation in the value of the Common Stock. The Plan will provide a means for such selected key employees to purchase shares of Common Stock pursuant to non-qualified stock options (the "Non-Qualified Options") and for such key employees to purchase shares of common stock pursuant to incentive stock options (the "Incentive Options," and, together with the Non-Qualified Options, the "Options"). Incentive Options are intended to qualify as options described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

     c. As used in the Plan,  the terms  "subsidiary  corporation"  and  "parent
corporation"  shall  mean,   respectively,   a  corporation  coming  within  the
definition of such terms contained in Sections 424(f) and 424(e) of the Code.

     d.   Shares   issued   pursuant  to  the  Plan  shall  be  fully  paid  and
nonassessable.

2.   Administration.
     --------------

     a. The Plan shall be administered by the Board of Directors (the "Board") or such committee thereof as may be appointed from time to time by the Board of Directors. Any such committee shall consist of two or more individuals who shall be members of the Board and shall be comprised solely of directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any reference to the Board of Directors contained herein shall mean and include any such duly authorized committee thereof.

     b. Subject to the terms and conditions of the Plan, the Board shall have full and complete discretionary authority: (i) to construe and interpret the Plan; (ii) to define the terms used herein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) subject to the conditions set forth in the Plan, to determine the individuals, if any, to whom Options shall be granted (the "Optionees"), the time or times at which Options shall be granted, the period or periods of exercisability of each Option, the number of shares to be subject to each Option, and the Option price; and (v) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all Optionees and on their legal representatives and beneficiaries.

     c. In making any determination as to the individuals to whom Options shall be granted under the Plan and as to the number of shares of Common Stock to be covered by such Options, the Board shall take into account the duties of the respective individuals, their length of service, their amount of earnings, their present and potential contributions to the success of the Company, and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan; provided, however, that no participant shall be granted Incentive Options in any calendar year to purchase shares of stock in the Company or in any subsidiary corporation or parent corporation of the Company in excess of the maximum allotment described in Section 5 of Article II of the Plan.


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     d. No member or former  member of the Board  shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.



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                                   ARTICLE II
                                  STOCK OPTIONS
                                  -------------

1.   Eligibility; Participation; Special Limitations.
     -----------------------------------------------

     a. Key employees of the Company, or of any subsidiary corporation or parent corporation of the Company, including directors who are employees, except as otherwise provided in the Plan, shall be eligible to receive Non-Qualified and Incentive Options under the Plan. The Board may determine by resolution that certain employees or classes of employees are not eligible to receive Options under the Plan. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options if the Board shall so determine, provided, however, the number of Incentive Options which may be granted to an individual shall not exceed the maximum allotment described in the Plan.

     b. At the time a Non-Qualified Option is granted, there shall be a written non-qualified stock option agreement (the "Non-Qualified Stock Option Agreement") between the participant and the Company setting forth the terms and exercise periods with respect to the Non-Qualified Options granted.

     c. At the time an Incentive Option is granted, there shall be a written incentive stock option agreement (the "Incentive Stock Option Agreement") between the participant and the Company setting forth the terms and exercise periods with respect to the Incentive Options granted.

     d. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or the shareholders of the Company, and no action taken by the Board, shall entitle a person to receive or have a right to receive any Option unless and until the Optionee has executed and delivered to the Company a Non-Qualified Stock Option Agreement or an Incentive Stock Option Agreement with respect to such option.

2.   Option Price.
     ------------

     a. The initial per share option price of any Non-Qualified Option shall be established by the Board, provided that the option price shall not be less than the fair market value of the Common Stock on the date of grant.

     b. The per share exercise price of any Incentive Option shall not be less than the fair market value of the Common Stock on the date of grant; provided, however, that, in the case of a participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock in the Company, or to the extent applicable, any subsidiary corporation or parent corporation of the Company at the time an Incentive Option is granted to the participant (a "10% Shareholder"), the initial per share option price shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant.

     c. For the purposes of this Section, the fair market value of a share of Common Stock on any date shall be equal to the closing sale price of a share of the Common Stock as published by a national securities exchange on which the shares of the Common Stock are traded on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if shares of Common Stock are not listed on a national securities exchange on such date but are authorized for quotation in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System ("NMS"), the last transaction price per share as reported by NASDAQ NMS on such date or, if shares of Common Stock are not authorized for quotation in NASDAQ NMS on such date, the average of the bid and asked prices in the over the counter market or, if the Common Stock is not listed on a national securities exchange, quoted in NASDAQ NMS or quoted in the over the counter market, the fair market value of a share of the Common Stock on such date as shall be determined in good faith by the Board. In rendering its determination of the Common Stock's fair market value, the Board shall comply with Section 422(b)(4) of the Code and the applicable regulations promulgated thereunder.

     d. For purposes of the Plan, the determination of the Board of the fair market value of a share shall be conclusive.

3.   Term During Which Options May Be Granted.
     ----------------------------------------

     No Option may be granted after the date on which Options granted to all Optionees shall equal 2,000,000 shares of Common Stock (the number of such shares being subject to adjustment as provided in Article III hereof). If an Option shall expire or terminate without having been exercised in full, any

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shares of Common  Stock  covered by that Option which are not  purchased  may be added to the shares otherwise available for Options to be granted pursuant to the Plan. Notwithstanding any other provision of this Plan to the contrary, any Option granted pursuant to this Plan must be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date of shareholder approval described in Section 4 of Article IV.

4.   Term During Which Options May be Exercised.
     ------------------------------------------

     Participants shall be granted Options for such term as the Board shall determine. The term of any Option which is an Incentive Option shall not exceed ten (10) years from the date of the granting thereof; provided, however, in the case of a participant who is a 10% Shareholder at the time an Incentive Option is granted to the participant, the term with respect to such Incentive Option shall not be in excess of five (5) years from the granting thereof.

5.   Maximum Allotment of Incentive Options.
     --------------------------------------

     The aggregate fair market value of the shares of Common Stock (determined on the date of grant) for which a participant may be granted Incentive Options which are exercisable for the first time in any particular calendar year (whether under the terms of the Plan or any other stock option plan of the Company, its parent corporation or any subsidiary corporation) shall not exceed $100,000. To the extent any Option which is intended to be an Incentive Option is granted to any participant fails to satisfy the requirements of this Section, the Incentive Option shall be treated as a Non-Qualified Option. This Section shall be applied by taking Options into account in the order in which they are granted.

6.   Exercise of Options.
     -------------------

     a. A participant may exercise each Option granted to the participant in such installments as the Board shall determine at the time of the grant thereof.

     b.  Except  as  otherwise   set  forth  in  the  Plan  or  the   applicable
Non-Qualified Stock Option Agreement or Incentive Stock Option Agreement, an Option may be exercised in whole or in part at any time or from time to time.

     c. An option may be exercised only by a written notice of intent to exercise such Option with respect to a specified number of shares of the Common Stock and payment to the Company of the amount of the Option price for the number of shares of the Common Stock so specified: provided, however, that, if the Board shall in its sole discretion so determine at the time of the grant or exercise of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value, on the date of delivery (as determined in the manner set forth in Section 2(c) of this Article), equal to the portion of the Option price so paid. Options granted pursuant to the Plan shall be exercised by the Optionee as to all or part of the shares covered thereby by giving written notice of the exercise thereof to the corporate secretary of the Company at the principal business office of the Company, specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor: (i) in cash or by certified or official bank check, (ii) if the Board in its sole discretion determines under this Section 6(c) of Article II of the Plan, in shares of Common Stock, valued as of the date of exercise, of the same class as those to be granted by the exercise of the Option, or (iii) if the Board in its sole discretion determines, in a combination of the methods described in (i) and (ii) above. The Company will deliver the shares being purchased within five business days of receipt of notice, payment and any other items required under this Plan or the applicable Non-Qualified Stock Option Agreement or Incentive Stock Option Agreement to exercise Options by an Optionee.

     d. An Option may, in the discretion of the Board, include a reload stock option right which shall entitle the Optionee, upon (i) the exercise of such original Option prior to the Optionee's termination of employment and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such Optionee for at least six months prior to the date of exercise, to receive a new option (the "Reload Option") to purchase, at the fair market value on the date of the exercise of the original Option, the number of shares of Common Stock equal to the number of whole shares delivered by the Optionee in payment of the exercise price of the original Option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original Option with respect to which it is granted, except that in no event shall such Reload Option be exercisable within six months of its date of grant.

     e. To the extent that an Option is not exercised within the period of exercisability specified in the applicable Non-Qualified Stock Option Agreement

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or Incentive Stock Option Agreement,  it shall expire as to the then unexercised part.

     f. In no event shall an Option granted pursuant to this Plan be exercised for a fraction of a share.

7.   Transferability.
     ---------------

     An Option granted pursuant to the Plan shall not be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Each Option granted to the Optionee may be exercised only by the Optionee, and after the death of Optionee, only by the person or persons to whom the rights under such Option pass by the laws of descent and distribution, all in accordance with this Plan.

8.   Termination of Employment.
     -------------------------

     a. Upon termination of employment of any participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the participant, unless otherwise specified by the Board, shall, to the extent not previously exercised, terminate and become null and void provided that:

     (i) if any participant shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (ii) below and at a time when such participant was entitled to exercise an Option as herein provided, the legal representative of such participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the participant, may, not later than one (1) year from the date of death, exercise such Option with respect to the number of shares as to which such option was exercisable on the date of death, to the extent the Option has not been exercised with respect to all such shares;

     (ii) if the employment of any participant to whom such Option shall have been granted shall terminate by reason of the participant's retirement (at such age or upon such conditions as shall be specified by the Board), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and such participant is entitled to exercise such Option on the date of death, retirement, disability or dismissal, such participant shall have the right to exercise such Option so granted, to the extent the Option has not been exercised, in respect of any or all of such number of shares to which such Option has not been exercised at any time up to and including (A) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (B) one (1) year after the date of termination of employment in the case of termination by reason of disability.

     b. If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Board, immediately terminate with respect to any unexercised portion thereof. For the purposes of the plan, the term "for cause" shall mean
(i) with respect to an employee who is a party to a written agreement with, or alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board in its sole discretion, the term "for cause" shall mean: (A) the willful commission by an employee of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (B) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (C) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

     c. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422 of the Code. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

     d. A termination  of  employment  shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

     e.  Notwithstanding  anything  contained in this Plan to the  contrary,  no person shall be entitled to exercise any Option after the period of exercisability of such Option as specified in the applicable Non-Qualified Stock Option Agreement or Incentive Stock Option Agreement.

     f. The Board may in its discretion extend the period during which a Non-Qualified Option may be exercised to such period, not to exceed three years following the termination of a participant's employment or service with the Company or subsidiary corporation or parent corporation of the Company, as the Committee may determine in its discretion to be appropriate in any particular instance.

9.   Change of Position; Disclaimer of Rights
     ----------------------------------------

     Except as otherwise provided in a Non-Qualified Stock Option Agreement or Incentive Stock Option Agreement, any change of an Optionee's duties or positions with the Company or with any subsidiary corporation or parent corporation of the Company shall not affect the Optionee's right to exercise Options granted pursuant to the Plan; provided, however, that no provision in the Plan or any Option shall be construed to confer upon the Optionee any right to be employed by the Company or any subsidiary corporation or parent corporation of the Company, or to interfere in any way with the right and authority of the Company or any subsidiary corporation or parent corporation of the Company either to increase or decrease the compensation of the Optionee, at any time, or to terminate any relationship or employment between the Optionee and the Company or any subsidiary corporation or parent corporation of the Company.

10.  Compliance with Law.
     -------------------

     Any person exercising an Option shall make such representations and agreements and furnish such information as the Board may in its discretion deem necessary or desirable to assure compliance by the Company, on terms acceptable to the Company, with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any other applicable legal requirements.

11.  Issuance of Certificates; Legends.
     ---------------------------------

     a. Upon any exercise of an Option which may be granted hereunder and payment of the Option's purchase price, a certificate for the shares of Common Stock as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person or persons. The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the Optionee with respect to such shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of shares transferred upon exercise of an Incentive Option granted under the Plan.

     b. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of Common Stock, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     c. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of a securities exchange listing or registration or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate.

12.  Listing of Shares and Related Matters.
     -------------------------------------

     If at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


                                  ARTICLE III
                                STOCK ADJUSTMENTS

     1. The provisions of this Article shall be applicable to any Non-Qualified Option or Incentive Option awarded to any individual pursuant to Article II. Any adjustment of an Incentive Stock Option under this Article shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

     2. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted pursuant to the Plan, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company, and all other interested persons.

     3. Adjustments under this Article III shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                                   ARTICLE IV
                                  MISCELLANEOUS

1.   Amendment and Termination of Plan.
     ---------------------------------

     a. The Board may, in its discretion, at any time suspend or terminate the Plan. The Board may also at any time amend or revise the terms of the Plan or any Option granted under the Plan.

     b. No amendment,  suspension,  or termination of the Plan shall, subject to
Article III hereof, alter or impair any rights or obligations under any Option granted under the Plan without the consent of the Optionee.

2.   Fees and Expenses.
     -----------------

     Except as otherwise provided in this Plan, the Company will pay any and all fees and expenses necessarily incurred by the Company in connection with the administration of the Plan.

3.   Withholding for Taxes.
     ---------------------

     Any issuance of Common Stock pursuant to the exercise of an Option under the Plan shall not be made until appropriate arrangements satisfactory to the Board have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company (or any subsidiary or parent thereof) with respect to such Optionee. Such arrangements may, at the discretion of the Board, include allowing the Optionee to tender to the Company shares of Common Stock owned by the Optionee, which have an aggregate fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Board.

     Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the Optionee is an officer or individual subject to Rule 16b-3, such tax withholding shall be automatically effectuated by the Company withholding the necessary number of shares of Common Stock (at the highest applicable marginal tax rate for individuals) from such Option exercise.

4.   Adoption and Effectiveness of Plan.
     ----------------------------------

     The Plan shall be adopted by resolution of the Company's Board on July 1, 1993, and shall be effective as of such date or a subsequent date set forth in such resolution, subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company within one (1) year of such adoption. Prior to such shareholder approval, Options may be granted under the Plan, but any such Option by its terms shall not be exercisable prior to such approval. If the Plan is not approved by the shareholders of the Company, the Plan shall terminate, and all Options granted under the Plan shall terminate and become null and void.

5.   No Obligation to Exercise Option.
     --------------------------------

     The granting of an Option shall impose no obligation on the Optionee to exercise such Option.

6.   Number; Gender.
     --------------

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

7.   Partial Invalidity.
     ------------------

     The invalidity of any provision contained in the Plan or any Non-Qualified Stock Option Agreement, Incentive Stock Option Agreement or any other documents or instrument evidencing the granting of an Option shall not be deemed to affect the validity of any other provision contained in the Plan or the applicable document.

8.   Governing Law.
     -------------

     The Plan and any related documents or instruments shall be governed and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused the Plan to be duly executed by its authorized officers as of the 1st day of July, 1993, as amended and restated on November 12, 1996 and as further amended on February 18, 1997.